Exhibit 10.01

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement (this “Amendment”) is entered into as of July 30, 2009, by and between BRIDGE BANK, N.A. (“Bank”) and KANA SOFTWARE, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of March 28, 2008, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Agility” means Agility Capital, LLC

“Agility Indebtedness” means Indebtedness to Agility in the principal amount of One Million Dollars ($1,000,000).

“Agility Intercreditor Agreement” means that certain Intercreditor Agreement by and between Bank and Agility dated as of July 30, 2009.

“Revolving Line” means a credit extension of up to an aggregate amount of Six Million Dollars ($6,000,000), less the outstanding principal amount of the Agility Indebtedness.

2. New subsection (e) is hereby added to the defined term “Permitted Indebtedness” in Section 1.1 of the Agreement as follows:

“(e) For so long as the Agility Intercreditor Agreement remains in full force and effect, the Agility Indebtedness.”

3. New subsection (e) is hereby added to the defined term “Permitted Liens” in Section 1.1 of the Agreement as follows:

“(e) For so long as the Agility Intercreditor Agreement remains in full force and effect, Liens in favor Agility securing the Agility Indebtedness.”

4. Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.9 Agility Indebtedness. Borrower shall have incurred the Agility Indebtedness no later than August 7, 2009.”

5. A phrase is hereby added to the end of Section 7.4 of the Agreement as follows:

“Prepay any of the Agility Indebtedness.”

6. Bank hereby waives Borrower’s violation of Section 6.9 of the Agreement as in effect prior the date hereof.

7. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an amendment fee in the amount of $20,000, which may be debited from any of Borrower’s accounts;

(d) the Agility Intercreditor Agreement, duly executed by Agility;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KANA SOFTWARE, INC.

By:	/s/ Jay A. Jones
Title:	Interim Chief Financial Officer

BRIDGE BANK, N.A.

By:	/s/ Nader Maghsoudnia
Title:	Vice President

[Signature Page to Loan and Security Modification Agreement]